Exhibit 10.11

Execution Version

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement, dated as of February 9, 2023 (this “Agreement”), made by 1847 ICU HOLDINGS INC., a Delaware corporation with a principal place of business located at 590 Madison Avenue, New York, NY 10022, ICU EYEWEAR, INC., a California corporation with a principal place of business located at 1900 Shelton Drive, Hollister, CA 95023, and ICU EYEWEAR HOLDINGS, INC., a California corporation with a principal place of business located at 1900 Shelton Drive, Hollister, CA 95023, jointly and severally (“Grantor”), in favor of INDUSTRIAL FUNDING GROUP, INC., a California corporation with offices at 13848 Ventura Blvd., Sherman Oaks, CA 91423 (together with its successors and assigns, “Lender”).

RECITALS

WHEREAS, the Grantor has an ownership interest in the trademarks identified on Exhibit 1 hereto (collectively, the “Trademarks”); and

WHEREAS, the Grantor and the Lender are parties to that certain Loan and Security Agreement, of even date herewith (as from time to time amended or supplemented, the “Loan Agreement”); and

WHEREAS, the Grantor has granted to grant to Lender a security interest in all of its property and assets, including, without limitation, the Trademarks, to secure the performance of Grantor’s obligations under the Loan Agreement and the other Loan Documents; and

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement and the other Loan Documents that the Grantor execute and deliver this Agreement to the Lender; and

WHEREAS, the Grantor and the Lender by this instrument seek to confirm and make a record of the grant of the security interest in the Trademarks and the assignment of Trademarks upon the occurrence of an Event of Default in accordance with the terms of this Agreement; and

WHEREAS, capitalized terms used and not defined herein have the meanings given to them in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees, confirms and acknowledges as follows:

1.	The Grantor does hereby acknowledge and confirm that the Trademarks and the goodwill associated therewith constitute Intellectual Property included in the Collateral pledged by Grantor to Lender pursuant to the Loan Agreement.

2.	The Grantor further acknowledges and confirms that the rights and remedies of Lender with respect to the Trademark are more fully set forth in the Loan Agreement and the other Loan Documents, the terms and provisions of which are incorporated herein by reference.

3.	The Grantor hereby irrevocably constitutes and appoints Lender, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in its place and stead and in its name or otherwise, from time to time in Lender’s sole discretion, at such Grantor’s sole cost and expense, to take any and all action and to execute and deliver any and all documents and instruments which Lender may deem reasonably necessary or advisable to (a) accomplish the purposes of perfecting, continuing and preserving, a continuing first priority security interest in the Trademarks and the goodwill associated therewith in favor of Lender, and (b) effect a transfer of the Trademarks and the goodwill associated therewith to Lender or to Lender’s designees without further consent or authorization of the Grantor upon the occurrence of an Event of Default. In furtherance and not in limitation of the foregoing, if an Event of Default has occurred and is continuing, the Lender is hereby authorized file with the United States Patent and Trademark Office or with such other governmental authorities, the assignment in the form substantially similar to that of Exhibit A attached to this Agreement, together with such other instruments and documents as the Lender may deem necessary or appropriate to effectuate the foregoing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK AND SIGNATURE ON NEXT PAGE]

IN WITNESS WHEREOF, this Trademark Security Agreement as of the day and year first above written.

1847 ICU HOLDINGS INC.

By:	/s/ Ellery Roberts
Name:	Ellery Roberts
Title:	CEO

ICU EYEWEAR HOLDINGS, INC.

By:	/s/ Kirk Hobbs
Name:	Kirk Hobbs
Title:	Chief Executive Officer

ICU EYEWEAR, INC.

By:	/s/ Kirk Hobbs
Name:	Kirk Hobbs
Title:	Chief Executive Officer

ACCEPTED AND AGREED:

LENDER:

INDUSTRIAL FUNDING GROUP, INC.

By:	/s/ Anthony P. Arons
Name:	Anthony P. Arons
Title:	President

[SIGNATURE PAGE –TRADEMARK SECURITY AGREEMENT]

EXHIBIT 1

Trademarks

Trademark	Logo	Status	Application Date	Application Number	Registration Date	Registration Number
DR. DEAN		Registered	20 Mar 2012	85575106	07 Jan 2014	4463335
DR. DEAN EDELL		Registered	14 Mar 2006	78836703	06 Feb 2007	3205668
FISHERMAN EYEWEAR		Registered	20 Mar 2012	85575089	31 Dec 2013	4457314
FLIP & FOCUS		Registered	01 Jul 1999	75742014	12 Mar 2002	2545707
GUIDELINE		Registered	12 Jan 2005	78546467	10 Jan 2006	3041676
ICU ECO EYEWEAR		Registered	30 Jun 2014	86324739	22 Sep 2015	4815904
ICU ECO EYEWEAR		Registered	09 Oct 2013	86087678	03 Feb 2015	4682714
ICU EYEWEAR STUDIO COLLECTION		Registered	01 Feb 2007	77097281	09 Oct 2007	3306261
ICU HEALTH		Pending	10-Jun-20	88942466
ICU HEALTH Stylized		Pending	19-Aug-20	90124978
OMNI-FOCUS		Registered	16 Sep 2015	86759085	22 Nov 2016	5087993
SCREEN VISION		Registered	9-Apr-18	87869658	24-Nov-20	6207631
SCREEN VISION BY ICU EYEWEAR		Registered	9-Apr-18	87869660	5-May-20	6048223
SLIM VISION		Registered	01 Jul 1999	75742015	12 Mar 2002	2545708
STUDIO BY ICU EYEWEAR		Registered	7-Feb-18	87788568	26-Mar-19	5707618
WINK		Registered	10 Sep 2010	85126840	16 Aug 2011	4011379
ZOOM		Registered	15 Jul 2004	78451023	24 Jul 2007	3269129
ZOOM EXPRESSIONS		Registered	07 Dec 2006	77059162	09 Oct 2007	3305598
ZOOM EYEWORKS		Registered	20 Sep 2004	78486593	21 Mar 2006	3072132

EXHIBIT A

ASSIGNMENT OF TRADEMARKS

This Assignment OF TRADEMARKS (this “Assignment”), dated as of ________ __, 202_ made by 1847 ICU HOLDINGS INC., a Delaware corporation with a principal place of business located at 590 Madison Avenue, New York, NY 10022, ICU EYEWEAR, INC., a California corporation with a principal place of business located at 1900 Shelton Drive, Hollister, CA 95023, and ICU EYEWEAR HOLDINGS, INC., a California corporation with a principal place of business located at 1900 Shelton Drive, Hollister, CA 95023, jointly and severally (“Assignor”).

RECITALS:

WHEREAS, Assignor has an ownership interest in the Trademarks described on Exhibit 1 attached hereto (the “Trademarks”); and

WHEREAS, Assignor and GemCap Solutions, LLC, a Delaware limited liability company, as successor and assign to Industrial Funding Group, Inc. (“Lender”) are parties to that certain Loan and Security Agreement, dated as of February 9, 2023 (as from time to time amended or supplemented, the “Loan Agreement”; capitalized terms used and not defined herein shall have the meanings set forth in the Loan Agreement); and

WHEREAS, Assignor granted to Lender a security interest in substantially all of Assignor’s property and assets to including the Trademarks and the goodwill associated therewith to secure the performance of its obligations under the Loan Agreement and the other Loan Documents; and

WHEREAS, it was a condition precedent to the Lender’s entry into the Loan Agreement that Assignor shall have executed and delivered this Assignment; and

WHEREAS, one or more Events of Default have occurred under the Loan Agreement and the Lender has the right to exercise its rights and remedies under the Loan Agreement and the other Loan Documents; and

WHEREAS, by this instrument, Assignor is hereby assigning the Trademark to the Lender or its designee as set forth herein (such party, the “Assignee”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns to Lender the Trademark as follows:

1. Assignment of Trademarks. Assignor hereby assigns, transfers, and conveys to ____________________________________, a _____________________ with offices at ____________________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Trademarks together with the goodwill associated therewith.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Trademark Assignment as of the date first above written.

ASSIGNOR:

1847 ICU HOLDINGS INC.

By:	/s/ Ellery Roberts
Name:	Ellery Roberts
Title:	CEO

ICU EYEWEAR HOLDINGS, INC.

By:	/s/ Kirk Hobbs
Name:	Kirk Hobbs
Title:	Chief Executive Officer

ICU EYEWEAR, INC.

By:	/s/ Kirk Hobbs
Name:	Kirk Hobbs
Title:	Chief Executive Officer

[Signature Page – Trademark Assignment]

EXHIBIT 1

Trademarks

Trademark	Logo	Status	Application Date	Application Number	Registration Date	Registration Number
DR. DEAN		Registered	20 Mar 2012	85575106	07 Jan 2014	4463335
DR. DEAN EDELL		Registered	14 Mar 2006	78836703	06 Feb 2007	3205668
FISHERMAN EYEWEAR		Registered	20 Mar 2012	85575089	31 Dec 2013	4457314
FLIP & FOCUS		Registered	01 Jul 1999	75742014	12 Mar 2002	2545707
GUIDELINE		Registered	12 Jan 2005	78546467	10 Jan 2006	3041676
ICU ECO EYEWEAR		Registered	30 Jun 2014	86324739	22 Sep 2015	4815904
ICU ECO EYEWEAR		Registered	09 Oct 2013	86087678	03 Feb 2015	4682714
ICU EYEWEAR STUDIO COLLECTION		Registered	01 Feb 2007	77097281	09 Oct 2007	3306261
ICU HEALTH		Pending	10-Jun-20	88942466
ICU HEALTH Stylized		Pending	19-Aug-20	90124978
OMNI-FOCUS		Registered	16 Sep 2015	86759085	22 Nov 2016	5087993
SCREEN VISION		Registered	9-Apr-18	87869658	24-Nov-20	6207631
SCREEN VISION BY ICU EYEWEAR		Registered	9-Apr-18	87869660	5-May-20	6048223
SLIM VISION		Registered	01 Jul 1999	75742015	12 Mar 2002	2545708
STUDIO BY ICU EYEWEAR		Registered	7-Feb-18	87788568	26-Mar-19	5707618
WINK		Registered	10 Sep 2010	85126840	16 Aug 2011	4011379
ZOOM		Registered	15 Jul 2004	78451023	24 Jul 2007	3269129
ZOOM EXPRESSIONS		Registered	07 Dec 2006	77059162	09 Oct 2007	3305598
ZOOM EYEWORKS		Registered	20 Sep 2004	78486593	21 Mar 2006	3072132